Exhibit 10.11

[  ], 2008

Shanghai Fair Value Investment Company Limited
Room 409, 4/F Aetna Tower
107 Zunyi Road
Shanghai, 200051 China

Re: Office Services Agreement

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of China Growth Alliance Ltd. (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement), (ii) _________________, 2010 and (iii) the date on which we determine to dissolve and liquidate our trust account as part of our plan of dissolution and liquidation, Shanghai Fair Value Investment Company Limited shall make available to the Company certain general and administrative services, including but not limited to reception, secretarial and general office services. In exchange therefore, the Company shall pay Shanghai Fair Value Investment Company Limited the sum of $7,500 per month beginning on the Effective Date and continuing monthly thereafter.

Very truly yours,

CHINA GROWTH ALLIANCE LTD.

By:
Name:
Title:

Agreed to and Accepted by:

Shanghai Fair Value Investment Company Limited

By:
Name:
Title: